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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2003

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
(Address of principal executive offices)            (Zip Code)

(718) 709-3026
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

        On July 14, 2003, JetBlue Airways Corporation issued two press releases. The first press release, issued in connection with its Rule 144A offering of convertible notes, announced the exercise of the initial purchasers' option to purchase additional convertible notes. The second press release, issued in connection with JetBlue's public offering of common stock, announced the exercise of the underwriters' option to purchase additional shares of JetBlue common stock. These press releases are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release dated July 14, 2003, titled "JETBLUE ANNOUNCES PURCHASERS' EXERCISE OF OPTION TO PURCHASE ADDITIONAL CONVERTIBLE NOTES."
99.2	Press Release dated July 14, 2003, titled "JETBLUE ANNOUNCES EXERCISE OF UNDERWRITERS' COMMON STOCK OVER-ALLOTMENT OPTION."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2003	JETBLUE AIRWAYS CORPORATION
	By:	/s/ HOLLY L. NELSON
Holly L. Nelson Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description	Location
99.1	Press Release dated July 14, 2003, titled "JETBLUE ANNOUNCES PURCHASERS' EXERCISE OF OPTION TO PURCHASE ADDITIONAL CONVERTIBLE NOTES."	Filed herewith
99.2	Press Release dated July 14, 2003, titled "JETBLUE ANNOUNCES EXERCISE OF UNDERWRITERS' COMMON STOCK OVER-ALLOTMENT OPTION."	Filed herewith

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SIGNATURE
EXHIBIT INDEX